                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                          ANHEUSER-BUSCH COMPANIES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
    [ LOGO ] ANHEUSER-BUSCH COMPANIES, INC.


                                                             March 12, 1999

    Dear Shareholder:

        On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Anheuser-Busch Companies, Inc. on Wednesday, April 28, 1999, in Orlando, Florida. Information about the meeting is presented on the following pages.

        In addition to the formal items of business to be brought before the meeting, members of management will report on the company's operations and respond to shareholder questions.

        Your vote is very important. We encourage you to read this proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for convenience. This year, shareholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these new services are included on the proxy card.

        Thank you for your continued support of Anheuser-Busch. We look forward to seeing you on April 28th.

                                        Sincerely,

                                        /s/ August A. Busch III

                                        AUGUST A. BUSCH III
                                        Chairman of the Board and President

                      TABLE OF CONTENTS

Notice of Annual Meeting...................................................  1
Proxy Statement............................................................  2
Voting and Revocability of Proxy...........................................  2
Policy of Confidential Voting..............................................  2
Record Date and Voting Rights..............................................  3
ITEM 1: ELECTION OF DIRECTORS..............................................  3
Stock Ownership............................................................  7
Additional Information Concerning the Board of Directors...................  8
ITEM 2: INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK............  9
ITEM 3: APPROVAL OF INDEPENDENT ACCOUNTANTS................................ 10
ITEMS 4-9: SHAREHOLDER PROPOSALS........................................... 10
Information Concerning Shareholder Proposals for 2000...................... 17
Report of the Executive Salaries and Stock Option Plans Committees......... 17
Compensation Committee Interlocks and Insider Participation................ 19
Summary Compensation Table................................................. 20
Comparison of Five Year Cumulative Total Return............................ 21
Option Grants Table........................................................ 22
Option Exercises and Year-End Option Values Table.......................... 23
Pension Plans Table........................................................ 23
Other Transactions Involving Directors, Officers, or Their Associates...... 24
Section 16(a) Beneficial Ownership Reporting Compliance.................... 26
Other Matters.............................................................. 26

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 28, 1999

    The Annual Meeting of the Shareholders of Anheuser-Busch Companies, Inc. (the "Company") will be held at Ports of Call at Sea World of Florida, 7007 Sea World Drive, Orlando, Florida, on Wednesday, April 28, 1999, at 10:00 A.M. local time, for the following purposes:

    1. To elect four directors, each to serve for a term of three years;

    2. To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 800,000,000 to 1,600,000,000;

    3. To approve the employment of PricewaterhouseCoopers LLP, as independent accountants, to audit the books and accounts of the Company for 1999; and

    4. To act upon such other matters, including the shareholder proposals (pages 10-17), as may properly come before the meeting.

    The Board of Directors has fixed the close of business on March 1, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. A list of such shareholders will be available during regular business hours at the Company's office, 7007 Sea World Drive, Orlando, Florida for the ten days before the meeting, for inspection by any shareholder for any purpose germane to the meeting.

                                    By Order of the Board of Directors,

                                    /s/ JoBeth G. Brown

                                    JoBeth G. Brown
                                    Vice President and Secretary


March 12, 1999



IMPORTANT

PLEASE NOTE THAT A TICKET IS REQUIRED FOR ADMISSION TO THE MEETING. IF YOU
ARE A SHAREHOLDER OF RECORD AND PLAN TO ATTEND THE MEETING IN PERSON, PLEASE BRING THE ADMISSION TICKET YOU RECEIVED IN YOUR PROXY MAILING WITH YOU TO THE MEETING. IF, HOWEVER, YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING WITH YOU A PROXY OR LETTER FROM THAT FIRM CONFIRMING YOUR OWNERSHIP OF SHARES.

                         ANHEUSER-BUSCH COMPANIES, INC.

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Anheuser-Busch Companies, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. The address of the Company's principal executive offices is One Busch Place, St. Louis, Missouri 63118.
This Proxy Statement and the form of proxy are being mailed to shareholders on or about March 12, 1999.

                        VOTING AND REVOCABILITY OF PROXY

    This year, registered shareholders can simplify their voting and save the Company expense by calling 1-800-840-1208 or voting via the Internet at http://www.eproxy.com/bud/. Telephone and Internet voting information is provided on the proxy card. A Control Number, located on the proxy card, is designed to verify shareholders' identity and allow them to vote their shares verify shareholders' identity and allow them to vote their shares and confirm that their voting instructions have been properly recorded.

    If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive. The availability of telephone and Internet voting will depend on their voting processes.

    If you do not choose to vote by telephone or Internet, you may still return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Directors. The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the Proxy Committee named therein. IF YOU DO VOTE BY TELEPHONE OR INTERNET, IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD.

    You may revoke your proxy at any time before it is voted at the meeting by executing a later-voted proxy by telephone or Internet or mail, by voting by ballot at the meeting, or by filing an instrument of revocation with the inspectors of election in care of the Vice President and Secretary of the Company.

    YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO VOTE BY TELEPHONE, INTERNET, OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

    In the event that any matter not described herein may properly come before the meeting, or any adjournment thereof, the Proxy Committee will vote the shares represented by it in accordance with its best judgment. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for shareholder action at the meeting.

                         POLICY OF CONFIDENTIAL VOTING

    It is the policy of the Company that all proxies, ballots, and vote tabulations that identify the vote of a shareholder will be kept confidential from the Company, its directors, officers, and employees until after the final vote is tabulated and announced, except in limited circumstances including any contested solicitation of proxies, when required to meet a legal requirement, to defend a claim against the Company or to assert a claim by the Company, and when written comments by a shareholder appear on a proxy card or other voting material. The Company continues its long-standing practice of retaining an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

                         RECORD DATE AND VOTING RIGHTS

    Only shareholders of record at the close of business on March 1, 1999, are entitled to vote at the meeting. On such record date the Company had outstanding and entitled to vote 475,886,852 shares of common stock. Each shareholder entitled to vote shall have one vote for each share of common stock registered in such shareholder's name on the books of the Company as of the record date.

    A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to conduct the election of directors and other matters mentioned in this Proxy Statement. If such a majority is represented at the meeting, then the four nominees for director who receive the highest number of the votes cast will be elected. The other matters require the approving vote of at least a majority of the votes cast, except for Item 2 on the proxy card, which requires the approving vote of the holders of a majority of the Company's outstanding common shares. Proxies for shares marked "abstain" on a matter will be considered to be represented at the meeting, but not voted, for these purposes. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be represented at the meeting, but will be considered to be voted only as to those matters actually voted.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    The Board of Directors of the Company is divided into three Groups, with the term of office of each Group ending in successive years. The term of directors of Group II expires with this Annual Meeting. The terms of directors of Group III and Group I expire with the Annual Meetings in 2000 and 2001, respectively. Pursuant to the Board's retirement policy, Judge William H. Webster and Dr. Sybil C. Mobley, whose terms will expire with this Annual Meeting, are not standing for re-election. The valued advice and counsel of these individuals will continue to be available to the Company as each serves as an advisory member of the Board for a two year period.

    The following information is submitted respecting the nominees for election and the other directors of the Company:

     NOMINEES FOR ELECTION AT THIS MEETING TO A TERM EXPIRING IN 2002
                           (GROUP II DIRECTORS):

                        JOHN E. JACOB
                         Mr. Jacob, 64, has been a director since 1990. He has
                         been Executive Vice President and Chief Communications
   JACOB  [PHOTO]        Officer of the Company since 1994. He was President
                         and Chief Executive Officer of the National Urban
                         League, Inc., a community-based social service and
                         advocacy agency, from 1982-1994. He is also a director
                         of Coca-Cola Enterprises, Inc. and LTV Corporation.
                         Mr. Jacob is a member of the  Finance, Shareholder
                         Meetings, and Executive Committees.
                        CHARLES F. KNIGHT
                         Mr. Knight, 63, has been a director since 1987. He is
                         Chairman of the Board and Chief Executive Officer of
   KNIGHT [PHOTO]        Emerson Electric Co., a manufacturer of electrical and
                         electronic equipment. He has been  Chairman of the
                         Board and Chief Executive Officer since 1974. He also
                         served as President from 1995-March 1997. He is also
                         a director of BP Amoco p.l.c., IBM Corporation, Morgan
                         Stanley Dean Witter & Co., and SBC Communications,
                         Inc. Mr. Knight is Chairman of the Conflict of
                         Interest and Finance Committees and is a member of the
                         Executive and Nominating Committees.
                        JAMES B. ORTHWEIN
                         Mr. Orthwein, 74, has been a director since 1963. He
                         served as Chairman of the Board and Chief Executive
   ORTHWEIN [PHOTO]      Officer of the advertising agency D'Arcy MacManus
                         Masius Worldwide, Inc.  (now D'Arcy Masius Benton
                         & Bowles) from 1976 until his retirement in 1982.
                         He has been a partner of Precise Capital, L.P., a
                         private investment partnership, since 1983. Mr.
                         Orthwein is Chairman of the Shareholder Meetings
                         Committee and is a member of the Executive and
                         Nominating Committees.
                        JOYCE M. ROCHE
                         Ms. Roche, 51, has been a director since December
                         1998. She was President and Chief Operating Officer of
   ROCHE [PHOTO]         Carson, Inc., a personal care products company, from
                         1996-1998 and Executive Vice President-Global
                         Marketing of Carson, Inc. from 1995-1996. She was
                         Vice President-Global Marketing of Avon, Inc. from
                         1993-1994. She is also a director of SBC
                         Communications, Inc. and Tupperware Corporation.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

                                       4

          DIRECTORS WHOSE TERM CONTINUES UNTIL 2000 (GROUP III DIRECTORS):
                        BERNARD A. EDISON
                         Mr. Edison, 70, has been a director since 1985. He was
                         President of Edison Brothers Stores, Inc., a group of
   EDISON [PHOTO]        retail specialty stores, from 1968 until his retirement
                         in 1987. He is also a director of General American Life
                         Insurance Co. and Reinsurance Group of America, Inc.
                         Mr. Edison is Chairman of the Audit, Executive
                         Salaries, and Stock Option Plans Committees and is a
                         member of the Executive and Shareholder Meetings
                         Committees.
                        VERNON R. LOUCKS, JR.
                         Mr. Loucks, 64, has been a director since 1988. He is
                         Chairman of the Board of Baxter International Inc., a
   LOUCKS [PHOTO]        manufacturer of health care products, specialty
                         chemicals,  and instruments. He has been Chairman
                         since 1987 and was Chief Executive Officer of Baxter
                         International from 1987-1998. He is also a director of
                         Affymetrix, Inc., Coastcast Corporation, Dun &
                         Bradstreet Corporation, Emerson Electric Co., and The
                         Quaker Oats Company. Mr. Loucks is a member of the
                         Audit, Conflict of Interest, Executive Salaries,
                         Stock Option Plans, and Nominating Committees.
                        VILMA S. MARTINEZ
                         Ms. Martinez, 55, has been a director since 1983. She
                         has been a partner in the law firm of Munger, Tolles &
   MARTINEZ [PHOTO]      Olson since 1982. She is also a director of Burlington
                         Northern Santa Fe Corporation, Fluor Corporation,
                         Sanwa Bank California, and Shell Oil Company.
                         Ms. Martinez is a member of the Audit, Executive
                         Salaries, Pension, and Stock Option Plans Committees.
                        WILLIAM PORTER PAYNE
                         Mr. Payne, 51, has been a director since 1997. He has
                         been Chairman of Orchestrate.com, a web-based
   PAYNE [PHOTO]         intelligent communications manager that is a
                         subsidiary of Premiere Technologies, Inc., since July
                         1998. He was Vice Chairman of NationsBank Corporation,
                         from 1997- June 1998. He was President and Chief
                         Executive Officer of the Atlanta Committee for the
                         Olympic Games from 1991 to 1997. Mr. Payne is also a
                         director of Cousins Properties, Inc., Jefferson-Pilot
                         Corporation, ACSYS, Inc., and Premiere Technologies,
                         Inc. Mr. Payne is a member of the Executive Salaries
                         and Stock Option Plans Committees.
                        EDWARD E. WHITACRE, JR.
                         Mr. Whitacre, 57, has been a director since 1988. He
                         has been Chairman of the Board and Chief Executive
   WHITACRE [PHOTO]      Officer of SBC Communications, Inc., a diversified
                         communications holding company, since 1990. He is also
                         a director of Burlington Northern Santa Fe Corporation,
                         Emerson Electric Co., and The May Department Stores
                         Company. Mr. Whitacre is Chairman of the Pension and
                         Nominating Committees and is a member of the Audit,
                         Executive, and Finance Committees.

                                       5

           DIRECTORS WHOSE TERM CONTINUES UNTIL 2001 (GROUP I DIRECTORS):
                        AUGUST A. BUSCH III
                         Mr. Busch, 61, has been a director since 1963. He is
                         Chairman of the Board and President of the Company.
   BUSCH [PHOTO]         He has been President since 1974, Chief Executive
                         Officer since 1975, and Chairman since 1977. He is
                         also a director of Emerson Electric Co., General
                         American Life Insurance Co., and SBC Communications,
                         Inc. Mr. Busch is Chairman of the Executive Committee
                         and is a member of the Nominating Committee.
                        CARLOS FERNANDEZ G.
                         Mr. Fernandez, 32, has been a director since 1996. He
                         is Vice Chairman of the Board of Directors  and Chief
   FERNANDEZ [PHOTO]     Executive Officer of Grupo Modelo, S.A. de C.V., a
                         Mexican company engaged in brewing and related
                         operations, which positions he has held since 1994 and
                         May 1997, respectively. During the last five years he
                         has also served and continues to serve in key positions
                         of the major production subsidiaries of Grupo Modelo,
                         including Executive Vice President since 1994 and Chief
                         Operating Officer since 1992. Mr. Fernandez is a member
                         of the Conflict of Interest and Finance Committees.
                        JAMES R. JONES
                         Ambassador Jones, 59, has been a director since April
                         1998. He is a practicing attorney. He was President -
   JONES [PHOTO]         Warnaco Inc. International, an apparel company, from
                         1997-1998. He was the U.S. Ambassador to Mexico from
                         1993 to 1997 and Chairman and Chief Executive Officer
                         of the American Stock Exchange from 1989 to 1993.
                         He is also a director of Kansas City Southern
                         Industries, Inc. and Keyspan Energy. Ambassador Jones
                         is a member of the Finance and Pension Committees.
                        ANDREW C. TAYLOR
                         Mr. Taylor, 51, has been a director since 1995. He is
                         President and Chief Executive Officer of Enterprise
   TAYLOR [PHOTO]        Rent-A-Car Company, which position he has held since
                         1991.  He is also a director of Commerce Bancshares,
                         Inc. and General American Life Insurance Co. He is a
                         member of the Audit and Finance Committees.
                        DOUGLAS A. WARNER III
                         Mr. Warner, 52, has been a director since 1992. He has
                         been Chairman of the Board, President, and Chief
   WARNER [PHOTO]        Executive Officer of J. P. Morgan & Co.  Incorporated
                         ("Morgan") and Morgan Guaranty Trust Company of New
                         York (the "Bank") since January 1995 and President of
                         Morgan and the Bank since 1990. He is also a director
                         of General Electric Company. Mr. Warner is a member of
                         the Audit, Finance, and Pension Committees.

STOCK OWNERSHIP

    The Company knows of no single person or group that is the beneficial owner of more than 5% of the Company's common stock.

    The following table shows the number of shares of the Company's common stock and the Deferred Units with a value tied to the common stock that are beneficially owned by the directors and nominees, by each of the executives named in the summary compensation table, and by all directors, nominees, and executive officers as a group as of the most recent practicable date. The number of shares shown for each individual represents less than 1% of the common stock outstanding. The number of shares shown for all directors, nominees, and executive officers as a group represents 2.0% of the common stock outstanding. Individuals have sole voting and investment power over the stock unless otherwise indicated in the footnotes.


[CAPTION]                                                   [C]

                                                            NUMBER OF
                                                            SHARES OF
                                                            COMMON STOCK         DEFERRED
          NAME                                              BENEFICIALLY OWNED   UNITS<F1>
          ----                                              ------------------   ---------
August A. Busch III.........................................3,562,929<F2>               --
Bernard A. Edison...........................................        0<F3>           47,807
Carlos Fernandez G..........................................    3,100                   --
John E. Jacob...............................................  313,480<F4>            5,415
James R. Jones..............................................      300<F5>               --
Charles F. Knight...........................................   16,000               30,386
Stephen K. Lambright........................................  433,815<F6>               --
Vernon R. Loucks, Jr........................................    2,000                1,962
Vilma S. Martinez...........................................      266                7,838
James B. Orthwein...........................................1,603,408<F7>               --
William Porter Payne........................................      700                2,440
John H. Purnell.............................................  351,444<F8>               --
Joyce M. Roche..............................................      628                   --
Patrick T. Stokes...........................................  839,002<F9>               --
Andrew C. Taylor............................................   14,697                  772
Douglas A. Warner III.......................................    2,000                1,201
Edward E. Whitacre, Jr......................................    2,000                3,685
All directors, nominees, and executive officers as a group
  (26 persons)..............................................9,490,773<F10>

-------------

 <F1> Deferred Units represent director fees deferred to the individual's share equivalent account under the Company's deferred compensation plan for non-employee directors. The value of the Units at the time of distribution will be equal to the market value of the equivalent number of shares of the Company's common stock and will be paid in cash. No voting rights are associated with Deferred Units.

 <F2> The number of shares includes 1,136,415 shares that are subject to currently exercisable stock options, of which 265,080 are held in trusts for the benefit of children of Mr. Busch. Of the shares shown, Mr. Busch has shared voting and shared investment power as to 529,918 shares and 1,024,032 shares are held in trusts of which Mr. Busch is income beneficiary and as to which he has certain rights, but as to which he has no voting or investment power. 98,955 shares beneficially owned by Mr. Busch's wife are not included.

 <F3> Following the acquisition in 1989 by Edison Brothers Stores, Inc. of an indirect interest in a retail liquor license, Mr. Edison sold all shares of Company common stock owned by him to avoid any possible conflicts with state alcoholic beverage control laws.

 <F4> The number of shares includes 299,399 shares that are subject to currently exercisable stock options, of which 40,000 are held in a trust for the benefit of the child of Mr. Jacob.

 <F5> Mr. Jones has shared voting and shared investment power with respect to these shares.

 <F6> The number of shares includes 347,107 shares that are subject to currently exercisable stock options. 8,817 shares owned by members of Mr. Lambright's immediate family are not included.

 <F7> Of the shares shown, Mr. Orthwein has shared voting and shared investment power as to 331,336 shares.

 <F8> The number of shares includes 280,583 shares that are subject to currently exercisable stock options. 30,000 shares owned by Mr. Purnell's wife are not included.

 <F9> The number of shares includes 628,618 shares that are subject to currently exercisable stock options.

<F10> The number of shares stated includes 4,539,468 shares that are subject to currently exercisable stock options or stock options that become exercisable within 60 days and 1,024,032 shares that are referred to in
      Note 2. The directors, nominees, and executive officers as a group have sole voting and sole investment power as to 3,065,719 shares and shared voting and shared investment power as to 861,554 shares. 169,928 shares held by immediate family members or family trusts are not included and beneficial ownership of such shares is disclaimed.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS OF THE COMPANY

    During 1998 the Board of Directors held 10 meetings. No current director who served during 1998 attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of committees of the Board on which he or she served. In addition to regularly scheduled meetings, a number of directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters.

    Each director who is not an employee of the Company is paid an annual retainer of $40,000, which each director may elect to receive in stock, cash, or a combination of stock and cash. Each non-employee director also receives a fee of $1,400 for each Board of Directors meeting attended or dispensed with and a fee of $1,200 for attendance at a meeting of a committee of the Board and for any other meeting of directors at which less than a quorum of the Board is present. Annual fees of $10,000 each are paid to the Chairmen of the Audit, Conflict of Interest, Executive Salaries, Finance, and Pension Committees. The Chairmen of the Nominating and Shareholder Meetings Committees are each paid an annual fee of $3,000. The Company also provides each non-employee director group term life insurance coverage of $50,000.

    Under a deferred compensation plan, non-employee directors may elect to defer payment of part or all of their directors' fees. At the election of the director, deferred amounts are credited to a fixed income account or a share equivalent account. The amounts deferred under the plan are paid in cash commencing on the date specified by the director. At the director's election, such payments may be made either in a lump sum or over a period not to exceed ten years.

    August A. Busch III and James B. Orthwein are first cousins. See "Other Transactions Involving Directors, Officers, or Their Associates,"pages 24-26, for additional information concerning certain of the directors.

    Information concerning certain standing committees of the Board of Directors is set out below:

AUDIT COMMITTEE

    The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention or termination of the Company's independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management, the independent accountants and the General Auditor their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; receive reports from the Business Practices Committee regarding implementation of and compliance with the Company's business ethics policy and discuss with management any concerns the Audit Committee may have with regard to the Company's business practices; receive reports from the Environmental Policy Committee regarding implementation of and compliance with the Company's environmental policy and discuss with management any concerns the Audit Committee may have with regard to the Company's environmental practices; hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the General Auditor to make inquiries into and discuss their activities; and review the overall activities of the Company's internal auditors. During 1998 the Committee held four meetings.

NOMINATING COMMITTEE

    The functions of the Nominating Committee are to recommend to the Board of Directors a slate of nominees for directors to be presented on behalf of the Board for election by shareholders at each Annual Meeting of the Company and to recommend to the Board persons to fill vacancies on the Board of Directors. The Committee will consider nominees recommended by shareholders upon submission in writing to the Secretary of the Company the names of such nominees, together with their qualifications for service as a director of the Company. During 1998 the committee held two meetings.

EXECUTIVE SALARIES COMMITTEE

    The function of the Executive Salaries Committee is to consider and make recommendations to the Board of Directors as to salaries and other compensation to be paid to the executive officers of the Company and to other officers and upper-management employees of the Company and its subsidiaries. During 1998 the Committee held two meetings. The Committee's report on 1998 executive compensation is on pages 17-19.

            INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                             (ITEM 2 ON PROXY CARD)

    The Board of Directors has directed that there be submitted to the shareholders a proposal to approve an amendment (the "Amendment") to Article FOURTH of the Restated Certificate of Incorporation of the Company (the "Certificate") so as to increase the number of shares of $1 par value common stock which the Company has authority to issue from 800,000,000 to 1,600,000,000. The number of preferred shares authorized would not be changed by this amendment, nor would the par value of either the common or the preferred shares be affected in any way.

    As of January 31, 1999, 713,429,566 shares of common stock were issued (including 237,293,625 shares held in the Treasury) and an aggregate of 54,014,671 shares were reserved for issuance pursuant to the Company's various employee stock plans. Therefore, as of such date, 32,555,763 shares were unreserved. If the proposed Amendment is approved, in the aggregate there will be 886,570,434 common shares available for issuance. The Company does not have any current plans, agreements, or understandings to issue stock which would involve any of the common shares that the shareholders are being asked to authorize.

    The Board of Directors of the Company believes that it is desirable to have the additional authorized shares of common stock available for possible future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting. All authorized but unissued shares of common stock, including the additional shares of common stock authorized by the Amendment, will be available for issuance without further authorization of the shareholders, unless such action is required by applicable law or the rules of a stock exchange on which the Company's common stock may be listed at that time.

    Issuing additional shares or rights to acquire shares could have the effect of diluting the stock ownership, earnings per share, and voting power of existing shareholders, except in prorata distributions such as stock dividends and stock splits. In addition, although the Board of Directors has no present intention of doing so, the proposed increase in authorized common stock could be used to make it more difficult to effect a change in control of the Company without first negotiating with the Board. Common and preferred shares, or rights to acquire such shares, could be issued in a manner which could make a non-negotiated takeover more difficult or costly, or which otherwise could encourage a person interested in acquiring control of the Company to negotiate with the Board of Directors. However, the Company has other defenses available against coercive or unfair takeover attempts by third parties, and at present the Board knows of no attempt to obtain control of the Company.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of the holders of a majority of the Company's outstanding common stock is required to approve the proposed increase in the authorized shares. If the proposed Amendment is approved, the first sentence of Article FOURTH of the Company's Certificate will be as follows:

        FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 1,640,000,000, of which 40,000,000 shares shall be Preferred Stock having a par value of $1 per share, and 1,600,000,000 shares shall be Common Stock having a par value of $1 per share.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                      APPROVAL OF INDEPENDENT ACCOUNTANTS
                             (ITEM 3 ON PROXY CARD)

    Action will be taken with respect to the approval of independent accountants for the Company for the year 1999. The Board of Directors has, subject to such approval, selected PricewaterhouseCoopers LLP.

    A representative of PricewaterhouseCoopers LLP will be present at the meeting. Such representative will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions by shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE EMPLOYMENT OF PRICEWATERHOUSECOOPERS LLP.

                             SHAREHOLDER PROPOSALS

    Proponents of six shareholder proposals have stated that they intend to present the following proposals at the annual meeting. The proposals and supporting statements are quoted below. THE BOARD HAS CONCLUDED IT DOES NOT SUPPORT THESE PROPOSALS FOR THE REASONS GIVEN AND RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST ALL SIX PROPOSALS.

                            ------------------------

             SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PERIOD
                             (ITEM 4 ON PROXY CARD)

    Joseph Zuffante, 22 Perkins Street, Arlington, MA 02174, beneficial owner of 256 shares of common stock of the Company, has submitted the following proposal:

    "RESOLVED: That ANHEUSER-BUSH [sic] stockholders urge the Board of Directors take the necessary steps to adopt a policy that no executives may cash in on stock options within six months of the announcement of a significant workforce (more than 1% of total workforce) reduction."

    The shareholder's statement in support of the proposal is as follows:

    "SUPPORTING STATEMENT: Stock options were created to reward good performance. This proposal would help to ensure that options reward real improvements in performance, rather than short-term stock boosts which are sometimes associated with the announcement of major layoffs.

    "While Wall Street may give a temporary boost to stock prices at layoff announcements, there is growing concern that downsizings do not translate into long-term benefits for shareholders. **updat** [sic] Author Timothy Carpenter likens such layoffs to 'converting your favorite horse to the commodity status of refined glue. Yes, it can be more efficient and profitable, but who or what will replace the horse?'

    "A recent 7-year study of 25 large corporations noted that a 10% reduction in employment caused an average of only a 1.5% reduction in operating costs. After three years, the average downsized company's stock was up only 4.7%, compared with a typical increase of 34.4% for similar companies in the same field that didn't reduce staff to the same extent.

    "As investors with a long-term horizon interested in building our investments into the next century, we believe long-term growth of Anheuser-Busch is served by linking options to long-term company growth, rather than stock market blips that have more to do with the zeitgeist on Wall Street than with the real value of the Company.

    "For the above reasons we urge you to vote FOR this proposal."

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ABOVE PROPOSAL.

    The Company continually reviews its businesses for means by which it can enhance the long-term interests of its shareholders. The Company does not routinely implement significant workforce reductions nor has it ever implemented a workforce reduction in order to temporarily inflate the price of our stock. In fact, the only significant workforce reduction (as defined by the shareholder proponent as more than 1% of the total workforce) reflected in the Company's records was in 1993 through a voluntary enhanced retirement program in which 1,271 employees or 2.9% of our total workforce at that time participated. The decision to implement the 1993 enhanced retirement program was made only after extensive review of the consequences and with the objective to enable the Company to compete more effectively, benefiting the Company's shareholders, including its continuing employees, over the long-term. This action was not undertaken to achieve a temporary one-time "boost" in the Company's stock price.

    Stock options are the Company's only long-term incentive for executives of the Company and are a significant portion of their total compensation package. Our stock option program was established to foster a long-term perspective by our executives aligned with that of our shareholders. We believe our current stock program accomplishes that objective because it links executive incentives to stock appreciation by putting that portion of our executives' total compensation at risk, depending on stock price appreciation. The issuance of stock options also facilitates stock ownership by Company executives, further aligning their interests with those of our shareholders. The terms of our stock option grants provide further long-term incentive. Our stock option grants generally vest and become exercisable over a period of three years, not immediately, and thereafter remain exercisable for seven years. We believe this encourages our executives to focus on long-term shareholder returns because executives will maximize their returns if the Company's stock price increases over the long-term, regardless of short-term fluctuations.

    In sum, decisions by the Company concerning workforce reductions are in no way motivated by possible short term stock price "boosts" as suggested by the shareholder proponent. Moreover, the Company believes that its stock option program already fully aligns executive incentives with long-term Company growth. We do not agree with the shareholder proponent that it is necessary to further restrict the ability of Company executives to exercise their options.

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                            ------------------------

             SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PRICE
                             (ITEM 5 ON PROXY CARD)

    Stephen C. Spillane, 90 Vesey Street, Brockton, MA 02301, beneficial owner of 703 shares of common stock of the Company, has submitted the following proposal:

    "PROPOSAL: That shareholders urge that, for the twenty highest paid employees of Anheuser-Busch Companies, Inc. no future option plans be adopted, or existing option plans be amended, to allow options to be issued for exercise prices below those of any options that were outstanding at any time during the year immediately preceding the grants of the new options."

    The shareholder's statement in support of the proposal is as follows:

    "SUPPORTING STATEMENT: Stock options are granted to tie executive compensation with company performance and align shareholder interests with those of senior management. However, if there are no consequences for poor performance, the options do not serve this purpose.

    "Popular outcry against repricing has become more frequent. Consider the following:

        'Many companies are willing to move the threshold at which stock options can be exercised, but typically they engage in the heads-I-win, tails-I-still-win strategy of repricing stock options downward, not upward, thereby making it easier to reach a point where the options become valuable.' -The New York Times

        'At the very least, every proposal to reprice existing options should be put to a shareholder vote. No less important, repricings for top exacs [sic] make no sense under any conditions. Stock options are long-term incentives that should not be used to reward a management that fails to produce results.' -John Byrne, Business Week

    "This proposal is, however, limited to the top rank of management. We understand that options can play an important role in retaining qualified employees, and there may be occasions where repricing options for mid-level employees is a defensible decision. However, for top management--who can be assumed to have more direct responsibility for the direction of the company and for its success or failure--we believe repricing should never be allowed. Executives need to be held accountable for poor performance, and certainly not rewarded for it.

    "For the above reasons we urge you to vote FOR this proposal."

                            ------------------------

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ABOVE PROPOSAL.

    The Company agrees with the shareholder proponent that option repricing, which occurs when companies adjust outstanding stock options to lower the exercise price, is inappropriate. Indeed, the Company's stock option plans, which were overwhelmingly approved by the shareholders, specifically prohibit repricing.

    The Company's option plans require that options be granted with an exercise price no less than the market price on the date of grant. This means that the employees who receive options are able, after vesting requirements (usually over a period of three years) have been met, to purchase the Company's stock during the term of the option, at the price for which the stock could be purchased by the public on the date of grant. Since the Company's plans do not allow the purchase price to be lowered after grant, the option will have value to the employee recipient only if the price of the stock goes up.

    Although option repricing is the central theme of the proponent's supporting statement, the proposal itself relates to the ability of the Company to grant options at the current market price. The proponent seeks an arbitrary restriction on option grants to senior executives by providing that the exercise price for such grants be no lower than the highest market price of the Company's stock on the date any option was granted during a prior period of up to ten years (since the Company's options are granted with a ten-year term.) This restriction would be complicated to administer, provide no increased benefit to shareholders, and make the option plan less effective in providing long-term incentive compensation for senior executives.

    The Board believes the interests of the Company and its shareholders are best served by continuation of the stock option program as approved by the Company's shareholders.

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                            ------------------------

            SHAREHOLDER PROPOSAL CONCERNING SHAREHOLDER RIGHTS PLAN
                             (ITEM 6 ON PROXY CARD)

    James M. O'Brien, 40 Magnolia Avenue, Brockton, MA 02301, beneficial owner of 980 shares of common stock of the Company, has submitted the following proposal:

    "RESOLVED: That the Shareholders of Anheuser-Busch Compnaies, [sic] Inc. urge the board of directors to redeem any shareholder rights plan unless the plan is approved by the affirmative vote of a majority of the outstanding shares at a meeting of the shareholders held as soon as possible; and that this policy apply to rights plans which currently exist, and to those that may be considered in the future."

    The shareholder's statement in support of the proposal is as follows:

    "SUPPORTING STATEMENT: At any time, Anheuser-Busch's board may adopt a shareholder rights plan commonly known as a 'poison pill.' Shareholders are concerned that rights plans can serve to insulate boards and management from shareholder interests.

    "Generally, we believe 'pills' depress a company's stock price and serve to insulate management. As a December 19, 1996 New York Times article notes poison pills are not serving their original intention of protecting all shareholders:

        But if the Board has the power to suspend the pill for some bidders and not for others, it can then allow a friendly bidder to make a coercive offer while preventing a better offer from another suitor. That's not the way pills are supposed to work.

    "For these reasons, we believe the unilateral adoption of this poison pill plan by the Board detracts from our company's broader relationship with its shareholders and harms shareholder value. Therefore, we urge a vote FOR the resolution."

                            ------------------------

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ABOVE PROPOSAL.

    The Board of Directors adopted the Company's Shareholder Rights Plan in 1985 and extended it in 1994 to protect the Company's shareholders in the event of certain unsolicited attempts to acquire control of the Company, including a partial or two-tier tender offer that fails to treat all shareholders equally, a "creeping acquisition" of the Company by the purchase of stock on the open market and other acquisition tactics that the Board believes are unfair to the Company's shareholders and are not in their best interests. Plans similar to the Company's Plan have been adopted by a majority of the corporations included in the Standard & Poor's 500.

    A major function of the Rights Plan is to give the Board a greater period of time within which it can properly evaluate an acquisition offer. A second major function of the Plan is to induce a bidder for the Company to negotiate with the Board and thus strengthen the Board's bargaining position vis-a-vis such bidder. The Plan thus enables the Board, as elected representatives of the shareholders, to better protect and further the interests of the Company's shareholders in the event of an acquisition proposal. The Board gains the opportunity and additional time to determine if an offer reflects the full value of the Company and is fair to all shareholders, and if not, to reject the offer or to seek an alternative that meets these criteria.

    The Board's fiduciary duty to the shareholders dictates that it evaluate the merits of each and every acquisition proposal presented to the Board and seek to insure that any proposed business combination or acquisition delivers full value to the shareholders.

    The Board believes that the adoption of a Rights Plan is appropriately within the scope of responsibilities of the Board of Directors, acting on behalf of the shareholders. The adoption of such a Plan is in accord with the Board's responsibilities for the management of the Company's affairs and the issuance of securities and does not require shareholder approval. Redeeming the rights would remove an important tool that the Board should have for the protection of shareholders. The Board therefore believes that any decision to redeem the rights should be made in the context of a specific acquisition proposal.

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                            ------------------------

               SHAREHOLDER PROPOSAL CONCERNING BOARD COMPOSITION
                             (ITEM 7 ON PROXY CARD)

    John M. Shea, 64 "L" Street, South Boston, MA 02127, beneficial owner of 1,120 shares of common stock of the Company, has submitted the following proposal:

    "RESOLVED: The shareholders urge that the board of directors adopt a policy that no board members shall serve if he or she is not an independent director. For these purposes, the board should adopt the following definition of independence to mean a director who:

    * is not employed by the Company or an affiliate in an executive capacity;

    * is not a member of a corporation or firm that is one of the Company's paid advisers or consultants;

    * is not employed by a significant customer or supplier to the Company;

    * has no personal services contract with the Company or one of it's [sic] affiliates;

    * is not part of an interlocking directorate in which the CEO or any other executive officer of the Company serves on the board of another corporation that employs the director;

    * and does not have any personal, financial, and/or professional relationships with the CEO or other executive officer that would interfere with the exercise of independent judgement by such director."

    The shareholder's statement in support of the proposal is as follows:

    "SUPPORTING STATEMENT: The purpose of this proposal is to incorporate a standard of independence that will permit objective decision making on compensation and other issues at Anheuser-Busch.

    "The current board includes many individuals who do not meet this standard of independence. The section of this proxy statement entitled 'Other Transactions Involving Directors, Officers, and Their Associates' detail the web of relationships.

    "These include:

    * Carlos Fernandez, Vice Chairman of the Board of Directors of Grupo Modelo and Diblo, and Chief Executive Officer of Grupo and Modelo, companies in which Anheuser-Busch holds considerable stakes, and is currently in the midst of disputed stock transactions. Mr. Fernandez serves on the Anheuser-Busch board as a representative of the Controlling Shareholders of Diblo.

    * James B. Orthwein, President and General Manager of Double Eagle Distribution [sic].

    * Percy J. Orthwein II, Chairman of the Board of Double Eagle Distributing. Both men are the sons of board member James B. Orthwein. In 1997 Double Eagle purchased $38,735,202 of products from Anheuser-Bush [sic] Incorporated.

    * Steven Knight, a majority owner of City Beverage, L.L.C., is the son of board member Charles F. Knight. In 1997, Anheuser-Busch Incorporated entered into an agreement to acquire the assets of the Kent, Washington wholesalership and then agreed to assign the right to acquire the business to City Beverages, L.L.C. City Beverages L.L.C. paid $5,437,000 of [sic] the wholesalership.

    * Director William Webster is a partner at Milbank, Tweed, Hadley & McCoy [sic], which Anheuser-Busch used for legal services in 1997."

    "For the above reasons, we urge a vote FOR this resolution."

                            ------------------------

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ABOVE PROPOSAL.

    The Company recognizes the importance of having independent, non-management directors. For this reason, only two of the current 16 directors are members of management. Furthermore, all compensation decisions are made by the Executive Salaries Committee and the Stock Option Plans Committee, which are made up entirely of independent directors.

    This shareholder proposal, however, asks that ALL directors be "independent." This extreme and unreasonable requirement would not be in the best interests of the Company's shareholders. It would, for example, render ineligible for Board service the Company's Chief Executive Officer, who is the person most knowledgeable about the Company. The Company is aware of no recognized corporate governance guidelines that advocate such an extreme position.

    The Board of Directors and the Nominating Committee are committed to an extremely high quality and diverse membership of the Board. Our Board consists of a highly effective combination of individuals with a variety of Company knowledge, business acumen, professional expertise, personal experience, historical perspective, and independent judgment. Limiting director candidates as narrowly as described in this proposal would severely limit the shareholders, ability to elect the most qualified individuals to the Board and, we believe, would result in a much less effective Board of Directors.

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                            ------------------------

                SHAREHOLDER PROPOSAL CONCERNING CLASSIFIED BOARD
                             (ITEM 8 ON PROXY CARD)

    The International Brotherhood of Teamsters, 25 Louisiana Avenue, N.W., Washington, D.C. 20001, owner of 90 shares of common stock of the Company, has submitted the following proposal:

    "RESOLVED: That Anheuser Busch Companies' stockholders urge the Board of Directors take the necessary steps, in compliance with state law, to declassify the Board for the purpose of director elections. The board declassification shall be completed in a manner that does not affect the unexpired terms of directors previously elected."

    The shareholder's statement in support of the proposal is as follows:

    "SUPPORTING STATEMENT: Anheuser Busch Companies's board is divided into three classes of directors serving staggered three-year terms. This means an individual director faces election only once every three years, and shareholders only vote on roughly a third of the board each year.

    "We think continuity is insured through director re-elections. When directors are performing well they routinely are re-elected with majorities over 95%. Anheuser Busch does not suffer from a lack of continuity; in addition to two Busch heirs, who have served more than thirty years [sic].

    "We believe that annual elections can pave the way for improved board sensitivity to important shareholder issues. In particular, it can help speed the diversification of Anheuser Busch's board and introduce new perspectives.

    "In addition, a declassified board allows the company to respond quickly to changes by giving the board the ability to appoint more qualified candidates each year. A declassified board can help give Anheuser Busch the flexibility it needs as it moves into the next century.

    "Generally, shareholders have grown hostile to classified boards. This is especially important for employee shareholders. In 1998, Walt Disney Company agreed to change the by-laws after the resolution passes with 65% of the vote. At Fleming and Eastman Kodak more than 70% of shareholders voted to declassify the board. In 1997 a majority of shares voted for board declassification at Bausch & Lomb, Bristol-Meyers Squibb, Eastman Kodak and Ogden.

    "By adopting annual elections, Anheuser Busch can demonstrate its commitment to fuller accountability to shareholders, accountability that honors shareholder prerogatives.

    "We urge you to vote YES for this proposal."

                            ------------------------

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ABOVE PROPOSAL.

    The Company's classified Board system, where one third of the directors are elected each year, was approved by the Company's shareholders in 1985 by more than 85% of the shares voted at the meeting. The Board of Directors continues to believe that a classified board is in the best interests of the Company and its shareholders.

    Anheuser-Busch believes this system helps provide continuity and stability in the management of the business and affairs of the Company. It assures that at least two-thirds of the directors at any one time have prior experience with and in-depth knowledge of Anheuser-Busch; this experience and knowledge not only contribute to more effective long range strategic planning but are particularly important given the challenges Anheuser-Busch faces in the current environment of the domestic beer industry and as the Company implements its plans for international growth.

    Classified boards are also intended to prevent sudden change in the composition of the Board by preventing the election of an entirely new Board in a single year. At least two annual shareholder meetings are required to effect a change in control of the Board. This in turn encourages any person or group seeking to acquire control to negotiate at arm's length with the management and the Board, who are in the best position to negotiate a transaction which is fair to all of the shareholders of the Company.

    The proponent's concerns about diversification of the Company's Board and the introduction of new perspectives have been handled very effectively through the current classified structure. The Board and the Nominating Committee are committed to an extremely high quality, diverse membership of the Board and are proud of the Company's achievements as measured by both criteria. The Company's Board of Directors is diverse in race, ethnicity, gender, age, background, and years of Board service.

    This proposal requires approval by a majority of the shares voted on the issue. It should be noted, however, that adoption of this proposal would not by itself eliminate the classified Board. Under Delaware law, the Board of Directors has to recommend further action by the shareholders to amend the Restated Certificate of Incorporation to eliminate the classified Board and the amendment then must be approved by a majority of the shares entitled to vote (as opposed to the lower requirement of a majority of the shares actually voted that is needed to approve this advisory resolution).

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                            ------------------------

             SHAREHOLDER PROPOSAL CONCERNING CHAIRMAN OF THE BOARD
                             (ITEM 9 ON PROXY CARD)

    Paul M. Cannon, 81 Cochato Road, Braintree, MA 02184, beneficial owner of 657 shares of common stock of the Company, has submitted the following proposal:

    "RESOLVED: That the shareholders of Anheuser-Busch Companies, Inc. urge the board to take the necessary steps to require that an independent director who was not formerly the chief executive of the company serve as chair of the board."

    The shareholder's statement in support of the proposal is as follows:

    "SUPPORTING STATEMENT: The board's responsibility in scrutinizing management plans may be reduced when the board chair is also the chief architect of the management plan in his or her capacity as chief executive officer. By requiring that the chair be an independent director, the board may be able to bring to bear more critical review of basic management plans.

    "Numerous scholars have called for greater distinction between directors and management. An idea parallel to splitting the Chair and CEO is naming a 'lead' director, an idea championed by attorney Martin Lipton and Harvard Business School Prof. Jay Lorsch. Tyco has such a lead director, Philip Hampton. His role allows 'the Board to operate independently of management,' he explains. Adds Tyco CEO Dennis Kozlowski, 'It's a real good check and balance.'

    "Splitting the Chair and CEO, we believe, enhances these advantages through more formal acknowledgement that the board will be led by a non-management officer.

    "For these reasons, we urge you to vote FOR this proposal."

                            ------------------------

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ABOVE PROPOSAL.

    The Board believes that it is not in the best interests of the Company and its shareholders to require that the Chairman be an independent director who was not formerly the Chief Executive Officer of the Company.

    The Company's bylaws require the Board to select a Chairman from its membership. The current Chairman is also the Chief Executive Officer. There is no requirement, however, that the Chairman also be the Chief Executive Officer and in the past, the positions have been held by two different individuals. The Board is in the best position to determine who should serve as Chairman at any given time in light of the Company's then-current and anticipated future circumstances.

    Since only two of the Board's current 16 directors are current or former employees of the Company, there are ample independent directors to offer critical review of management plans. Furthermore, all of the Board committees other than the Executive Committee are chaired by outside directors.

    The Board believes that the Company's bylaws provide appropriate flexibility for the selection of a Chairman and that the shareholder proposal imposes an unnecessary restriction that is not in the best interests of the Company and its shareholders.

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                            ------------------------

                         SHAREHOLDER PROPOSALS FOR 2000

    For inclusion in the Company's Proxy Statement and form of proxy, any shareholder proposals intended to be presented at the 2000 Annual Meeting must be received by the Company at its principal executive offices no later than November 13, 1999.

    Shareholders of record who do not submit proposals for inclusion in the Proxy Statement but who intend to submit a proposal at the 2000 Annual Meeting, and shareholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Secretary and received at the Company's principal executive offices not earlier than December 30, 1999 and not later than January 29, 2000. The written notice must satisfy certain requirements specified in the Company's By-Laws. A copy of the By-Laws will be sent to any shareholder upon written request to the Vice President and Secretary.

                             EXECUTIVE COMPENSATION

                        REPORT OF THE EXECUTIVE SALARIES
                     AND THE STOCK OPTION PLANS COMMITTEES

    The Executive Salaries Committee has the responsibility of recommending to the Board of Directors appropriate salaries and other compensation for executive officers and administering the Officer Bonus Plan. The Stock Option Plans Committee administers the Company's stock option program. Both committees (hereafter referred to as the "Committee") have identical membership consisting entirely of outside directors.

COMPENSATION PHILOSOPHY

    The Committee adheres to several guiding principles in carrying out its responsibilities:

    * Total compensation should reward individual and corporate performance and provide incentive for enhancement of shareholder value.

    * Anheuser-Busch provides a base salary that will maintain its competitive market position. The Company offers an annual bonus opportunity that aligns corporate growth objectives and performance with individual achievements. Anheuser-Busch utilizes stock options to foster a long-term perspective aligned with that of the shareholders.

    * Compensation plans should be simple and easily understood. Executives must clearly understand variable compensation opportunities and how to earn variable rewards.

    * The Anheuser-Busch program should reflect competitive levels of fixed and variable compensation. An external compensation consultant annually reports to the Committee on the competitive mix of base, bonus, and long-term incentives for a comparator group of national and local companies.

1998 COMPENSATION

    The Committee considers several factors when determining compensation for executive officers, including August A. Busch III:

    * OVERALL COMPANY PERFORMANCE. In addition to their current knowledge of Company operations through participation at regular Board meetings, the Committee specifically looked at annual and long term sales, earnings, and cash flow per share growth; market share gains; return to shareholders (see chart on page 21); progress toward long-term objectives; individual divisional results as appropriate; and various qualitative factors relating to Company performance. There is no set weighting of these variables as applied to individual executive positions.

    * INDIVIDUAL PERFORMANCE. The Committee considers, in addition to an executive's business results, the achievement of various other managerial objectives and personal development goals.

    * COMPETITIVE COMPENSATION. The Committee is provided a report from a compensation consulting firm which details Anheuser-Busch compensation practices relative to a comparable group of 22 companies. This group is comprised of large national consumer goods companies as well as several large St. Louis-based corporations. The companies in the sample were chosen in consultation with the consulting firm as being representative of the types of companies with which Anheuser-Busch competes for executive talent. The report reviews base salary, annual bonus, and long term incentive awards for the CEO and other officer positions with responsibilities that are comparable across the group. The consulting firm believes, and the Committee concurs, that this sample of benchmarks not only provides guidance for specific positions, but also is indicative of overall Company pay practices when viewed in the aggregate.

    * TARGETED COMPENSATION. Total compensation for executive officers including Mr. Busch is targeted at a market level which approximates the median of the sample group of comparable companies after adjusting for the different magnitude of sales for each company, using a method called regression analysis. "Market level" is considered to be that calculated at the 50th percentile, with a margin of +/-20%. Mr. Busch's total compensation for 1998 was at the market level for total compensation among the comparison group.

SALARY:

    The Company does not have an employment agreement with Mr. Busch or any of its other executive officers. In setting base salaries the Committee generally considers the overall financial performance of the Company during the prior year, particularly beer sales volume and market share performance, operating and net income margin trends, earnings and cash flow per share growth, returns on capital and equity, and total returns to shareholders. Actual salary determination is subjective in that there are no specific weightings for the variables considered. Although the Company achieved higher sales and earnings from continuing operations for 1997, the level was significantly below the Company's growth objectives. In view of this, the Committee approved the recommendation of management that there be no merit-based salary increases for senior executives for 1998. Mr. Busch's 1998 base salary of $1,107,750 was the same as his 1997 base salary and was at the market level of salaries for CEOs in the comparable group of companies.

    Other than an increase to one executive officer in order to bring the individual's salary within the targeted compensation range, other executive officers received no salary increases in 1998. 1997 salaries for these executive officers were targeted at the market level where appropriate benchmarks were available. Actual 1997 and 1998 salaries varied considerably among the executive officers depending on responsibilities, past departmental or divisional performance, and to a lesser degree, length of service. There were no specific departmental or divisional performance measures defined and considered. The individual's performance and potential future contributions were subjectively evaluated.

BONUS:

    1998 bonuses for Mr. Busch, 12 other executive officers and 39 other officers were paid under the Officer Bonus Plan (the "Plan"), which was approved by shareholders at the 1995 Annual Meeting. The Plan authorizes the Committee to establish programs that allow payment of cash bonuses to participants based on pre-established minimum performance goals for designated performance periods. Pursuant to the Plan, in February 1998 the Committee adopted the 1998 Officer Bonus Program ("1998 Program"), which established a minimum performance goal and a formula for determining a maximum bonus pool, both of which were based on pretax earnings of the Company for 1998 after adjustments for certain non-recurring items. The Committee also determined a bonus formula for allocating the pool among the participants in which amounts for participants were expressed as a percentage of the total pool.

    In February 1999 the Committee certified that the 1998 performance goal was met and approved individual bonuses. The Company achieved record sales and earnings in 1998. In view of this, the Committee, through the exercise of discretion and after taking into consideration individual performance and targeted compensation levels, approved bonus payments that were generally at the market levels, but less than the maximum available in the bonus pool. Due to regulations of the Internal Revenue Service and provisions of the Plan and 1998 Program, any adjustments to the bonuses for the participating executives named in the summary compensation table on page 20 could only be reductions from the amounts determined by formula. Bonuses for other participants were determined after subjectively taking into consideration individual performance toward corporate or divisional objectives. Mr. Busch's 1998 bonus was $1,750,000.

LONG TERM INCENTIVES:

    Stock options are the Company's only long-term incentive. Stock option awards are made to approximately 800 middle and upper level managers, including Mr. Busch and other executive officers. The size of awards is subjectively determined by the Committee based on position, responsibilities, and individual performance, subject to plan limits. The amount and terms of prior option grants are reviewed but are not explicitly considered in determining the size of individual awards. In 1998, the Committee granted Mr. Busch options for 1,668 shares under the 1989 Incentive Stock Plan and 398,332 shares under the 1998 Incentive Stock Plan.

POLICY ON DEDUCTIBILITY OF COMPENSATION EXPENSES

    The Company is not allowed a deduction for certain compensation paid to certain executive officers in excess of $1 million, except to the extent such excess constitutes performance-based compensation. The Committee considers its primary goal is to design compensation strategies that further the best interests of the Company and its shareholders. To the extent they are not inconsistent with that goal, the Committee will attempt where practical to use compensation policies and programs that preserve the deductibility of compensation expenses.

    Stock options granted under the 1989 and 1998 Incentive Stock Plans and bonuses paid pursuant to the Officer Bonus Plan are designed to qualify as performance-based compensation.

                Executive Salaries and Stock Option Plans Committees
                          Bernard A. Edison--Chairman
                               Vilma S. Martinez
                             Vernon R. Loucks, Jr.
                              William Porter Payne

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All members of the Executive Salaries and Stock Option Plans
Committees are independent, non-employee directors.

    Mr. Busch is a member of the Human Resources Committee of SBC
Communications Inc. Mr. Whitacre, an Executive Officer of SBC Communications Inc., is a Director of the Company.

SUMMARY COMPENSATION TABLE


                                                                            |  LONG-TERM   |
                                                ANNUAL COMPENSATION<F1>     |  COMPENSATION|
                                        ----------------------------------- | -------------|
                                                                            |              |      ALL
                                                                            |   AWARDS OF  |     OTHER
                                                             OTHER ANNUAL   |     STOCK    | COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR  SALARY ($)   BONUS ($)   COMPENSATION ($)|   OPTIONS (#)|    ($)<F2>
---------------------------  ----  ----------   ---------   ----------------|  ----------- | ------------
                                                                            |              |
A.A. Busch III               1998  1,107,750    1,750,000   26,424          | 400,000      |    88,025
  Chairman of the Board      1997  1,107,750      691,000   20,658          | 300,000      |    82,970
  and President              1996  1,055,000    1,382,000   --              | 200,000      |    75,676
                                                                            |              |
P. T. Stokes                 1998    650,000      800,000   13,813          | 200,000      |    46,815
  Vice President and         1997    650,000      300,000   10,837          | 150,000      |    43,434
  Group Executive            1996    604,550      600,000   --              | 100,000      |    35,967
                                                                            |              |
J. E. Jacob                  1998    457,000      350,000   16,981          | 100,000      |    33,692
  Executive Vice             1997    457,000      125,000   15,555          |  90,000      |    31,965
  President and Chief        1996    423,200      250,000   --              |  60,000      |    27,057
  Communications Officer                                                    |              |
                                                                            |              |
J. H. Purnell                1998    440,000      264,000   7,077           |  75,000      |    34,584
  Vice President and         1997    440,000      147,000   9,703           | 112,500      |    33,941
  Group Executive            1996    420,000      294,000   --              |  75,000      |    31,470
                                                                            |              |
S. K. Lambright              1998    390,000      350,000   5,516           | 100,000      |    35,238
  Group Vice President       1997    390,000      125,000   5,664           |  90,000      |    31,759
  and General Counsel        1996    368,500      250,000   --              |  60,000      |    27,323

------------------
<F1> Salary and bonus amounts include any amounts deferred under the Executive
     Deferred Compensation Plan. If an excise tax were imposed on a participant as to such deferred benefits on account of a change in control, the participant's benefits would be increased to the extent required to put the participant in the same position after payment of taxes as if no excise tax had been imposed.

<F2> The 1998 amounts disclosed in this column include:

     (a) Company matching contributions to the Deferred Income Stock Purchase and Savings Plan and the 401(k) Restoration Plan of $50,296 for Mr. Busch, $29,522 for Mr. Stokes, $20,751 for Mr. Jacob, $19,982 for Mr. Purnell, and $17,688 for Mr. Lambright. Under the 401(k) Restoration Plan, if an excise tax were imposed on a participant as to such benefits on account of a change in control, the participant's benefits would be increased to the extent required to put the participant in the same position after payment of taxes as if no excise tax had been imposed.

     (b) Payments for insurance coverage of $29,620 for Mr. Busch, $17,293 for Mr. Stokes, $12,941 for Mr. Jacob, $11,969 for Mr. Purnell, and $10,436 for Mr. Lambright.

     (c) Payment of director fees from subsidiary or affiliated companies of $8,109 for Mr. Busch, $2,633 for Mr. Purnell, and $7,114 for Mr. Lambright.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN<F*>
                ANHEUSER-BUSCH COMPANIES, INC., S&P 500 INDEX
                     AND RUSSELL LARGE CAP INDICES<F**>
                              (12/31/93-12/31/98)

                                    [GRAPH]

                          1993    1994    1995    1996    1997    1998
                          ----    ----    ----    ----    ----    ----
Anheuser-Busch           $100.0  $106.7  $144.1  $179.8  $202.4   $308.2
S&P 500                   100.0   101.4   139.3   171.2   228.3    293.4
Russell Large Cap Index   100.0   103.7   147.4   186.4   253.7    356.3
Russell 200 Index         100.0   101.6   141.6   175.6   236.3    316.6

-------------

<F*>    Assumes $100 invested on December 31 of first year of chart in
        Anheuser-Busch Companies, Inc. Common Stock, S&P 500 Index, Russell Large Cap Index and Russell 200 Index and that all dividends were reinvested.

<F**>   Because only one of the other four leading domestic brewers is an independent publicly traded company, the Company has elected to compare shareholder returns with companies with similar market capitalizations. The Company was previously included in the Russell Large Cap Index, which is comprised of the 50 largest publicly held United States companies, based on market capitalization. The Company is no longer included in the Russell Large Cap Index and has substituted the Russell 200 Index of the 200 largest publicly held companies, including Anheuser-Busch, for comparison purposes.

<F***>  Compound Annual Growth Rate.

OPTION GRANTS IN 1998


                                                                               POTENTIAL REALIZABLE VALUE AT
                                                                                  ASSUMED ANNUAL RATES OF
                                                                                 STOCK PRICE APPRECIATION
                                   INDIVIDUAL GRANTS<F1>                            FOR OPTION TERM<F2>
                       -------------------------------------------------       -----------------------------
                                     % OF TOTAL
                                      OPTIONS
                        NUMBER OF     GRANTED
                       SECURITIES        TO
                       UNDERLYING    EMPLOYEES    EXERCISE
                         OPTIONS         IN        PRICE    EXPIRATION
NAME                    GRANTED (#)    1998<F3>     ($/SH)    DATE     0%<F4>            5%             10%
----                    -----------   ----------   --------   ----     ------         --------          ---
A. A. Busch III......     400,000       7.93%      $59.94    11/24/08     $0     $    15,077,748   $    38,209,975
P. T. Stokes.........     200,000       3.96        59.94    11/24/08      0           7,538,874        19,104,988
J. E. Jacob..........     100,000       1.98        59.94    11/24/08      0           3,769,437         9,552,494
J. H. Purnell........      75,000       1.48        59.94    11/24/08      0           2,827,078         7,164,370
S. K. Lambright......     100,000       1.98        59.94    11/24/08      0           3,769,437         9,552,494
All Shareholders.....       N/A         N/A          N/A       N/A         0      17,968,906,179    45,536,738,898
All Optionees........   5,043,905     100.0         59.94      N/A         0         190,126,821       481,818,722
Optionee Gain as %
  of All Shareholders
  Gain...............       N/A         N/A          N/A       N/A        N/A         1.1%              1.1%

-------------
<F1> All options granted to the named officers were granted on November 25,
     1998. The options become exercisable in three equal parts on the first, second, and third anniversaries of the grant date; however, the Stock Option Plans Committee is authorized to accelerate exercisability at any time, and acceleration occurs automatically in the event of the optionee's death, disability, or retirement (under certain circumstances), or if certain events occur which would result in a change in control of the Company. The one-third of the 1998 grant which normally would become exercisable on November 25, 1999 was made eligible for earlier vesting if transferred in gifts to certain family members or trusts; Mr. Busch III made such a gift, and 100,000 of his 1998 grant vested on November 30, 1998. Mr. Jacob also made such a gift, and 20,000 of his 1998 grant vested on December 1, 1998. In addition, some of the options were granted with a tax payment feature. The tax payment feature allows the use of option stock to pay the withholding taxes related to an option exercise. The number of options granted with a tax payment feature in 1998 to the named officers were: Mr. Busch III, 398,332; Mr. Stokes, 198,332; Mr. Jacob, 98,332; Mr. Purnell, 73,332; and Mr. Lambright, 98,332.

<F2> The dollar amounts under these columns are the result of calculations at
     0% and at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Potential realizable values for all shareholders are based on 476.7 million shares outstanding at December 31, 1998 and a per share price of $59.94.

<F3> Based on 5,043,905 options granted to 838 employees during 1998.

<F4> No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately. A zero percent stock price appreciation will result in zero dollars for the optionee.

AGGREGATED OPTION EXERCISES IN 1998 AND 1998 YEAR-END OPTION VALUES


                                                                                    NUMBER OF
                                                                                    SECURITIES            VALUE OF
                                                                                    UNDERLYING           UNEXERCISED
                                                                                    UNEXERCISED         IN-THE-MONEY
                                                                                    OPTIONS AT           OPTIONS AT
                                                                                    12/31/98 (#)       12/31/98 ($)(1)(2)
                                                                                    ------------       ------------------
                                              SHARES
                                            ACQUIRED ON        VALUE               EXERCISABLE/       EXERCISABLE/
NAME                                        EXERCISE (#)    REALIZED ($)(1)       UNEXERCISABLE     UNEXERCISABLE
----                                        ------------    --------------------- -------------    ---------------
A. A. Busch III.......................      211,736          7,170,775            1,136,415/        36,697,857/
                                                                                    566,665          8,137,460


P. T. Stokes..........................      114,190          4,482,415             628,618/         22,282,148/
                                                                                   333,332           4,381,218

J. E. Jacob...........................       85,350          3,281,804             299,399/          9,343,408/
                                                                                   159,999           2,378,727

J. H. Purnell.........................      156,124          4,007,584             280,583/          9,274,057/
                                                                                   174,999           2,817,164

S. K. Lambright.......................       35,000          1,329,867             354,191/         12,434,156/
                                                                                   179,999           2,503,727

------------
<F1> Value before income taxes payable as a result of exercise.

<F2> Based on the average of the high and low price of the Company's common stock on the New York Stock Exchange--Composite Transactions for 12/31/98 ($66.1875).

PENSION PLANS TABLE

                                                     YEARS OF SERVICE
                                ----------------------------------------------------------------
ELIGIBLE REMUNERATION           5        10        15          20          25      30 OR MORE
---------------------           -        --        --          --          --      ----------
    $  500,000.............  $ 41,667  $ 83,333  $125,000  $  166,667  $  208,333  $  250,000
     1,000,000.............    83,333   166,667   250,000     333,333     416,667     500,000
     1,500,000.............   125,000   250,000   375,000     500,000     625,000     750,000
     2,000,000.............   166,667   333,333   500,000     666,667     833,333   1,000,000
     2,500,000.............   208,334   416,667   625,000     833,333   1,041,667   1,250,000
     3,000,000.............   250,000   500,000   750,000   1,000,000   1,250,000   1,500,000

    The Pension Plan Table above shows a range of estimated annual normal retirement pension benefits for employees who have the years of credited service shown at retirement, and whose eligible remuneration is as shown. The eligible remuneration used to compute actual pension benefits would be the highest sum, for the calendar year of retirement or any of the four preceding calendar years, of the employee's annual base salary as of January 1 of such year plus the bonus earned during the prior calendar year. Voluntary deferrals of salary or bonus for any year under the Executive Deferred Compensation Plan are included for the year of deferral in this determination. The benefits shown assume continued service until retirement at age 65 and payment in the form of a life annuity with ten years of guaranteed payments. Amounts shown do not reflect the applicable deduction for Social Security benefits. Vesting and payment of part of the benefits shown are accelerated if certain events occur that would result in a change in control of the Company. For the portions of the foregoing benefits payable under the programs that are not tax-qualified, if an excise tax were imposed on a participant as to such benefits on account of such a change in control, the participant's benefits would be increased to the extent required to put the participant in the same position after payment of taxes as if no excise tax had been imposed.

    Years of credited service, to the nearest year, and compensation covered by the pension plans for executive officers named in the Summary Compensation Table are as follows: Mr. Busch--41 years and $2,880,000; Mr. Stokes--30 years and $1,530,000; Mr. Jacob--5 years and $850,000; Mr. Purnell--34 years and $734,000;
and Mr. Lambright--21 years and $779,000.

     OTHER TRANSACTIONS INVOLVING DIRECTORS, OFFICERS, OR THEIR ASSOCIATES

    In 1993, pursuant to an investment agreement the Company purchased from Grupo Modelo, S.A. de C.V., Mexico's largest brewer ("Grupo Modelo"), equity securities representing a 10% interest in Grupo Modelo. The Company also purchased at that time equity securities representing a 10% interest in Diblo, S.A. de C.V., the operating subsidiary of Grupo Modelo ("Diblo"), 76.75% of the outstanding equity securities of which are owned by Grupo Modelo. Carlos Fernandez G. is Vice Chairman of the Board of Directors and Chief Executive Officer of Grupo Modelo. Pursuant to the investment agreement, the Company also acquired an option to purchase, at then-prevailing market rates (subject to certain limits), from trusts for the benefit of certain controlling shareholders of Grupo Modelo and Diblo (the "Controlling Shareholders"), including Mr. Fernandez' wife and other members of his family, equity securities sufficient to increase the Company's interest in Grupo Modelo to 35.12% and sufficient to increase the Company's interest in Diblo to 23.25%.

    In May 1997, the Company increased its interest in Grupo Modelo to 35.12% for an additional $605 million. In June 1997, the Company exercised its remaining option to purchase an additional 13.25% interest in Diblo. In connection with the exercise by the Company of that option, the Company and the Controlling Shareholders pursued arbitration to resolve a dispute concerning the purchase price of the Diblo option shares, using the procedures specified in the investment agreement. On September 4, 1998, the arbitration panel determined that the Company would pay approximately $556 million (U.S.) for the Diblo option shares. On September 14, 1998, the Company and the Controlling Shareholders completed the purchase and sale of the Diblo option shares in accordance with the decision of the arbitration panel, and the Company now holds a 50.2% direct and indirect interest in Diblo.

    Pursuant to the investment agreement, the Company agreed to use its best efforts to maintain a designee of the Controlling Shareholders on its Board of Directors so long as the Company or one of its subsidiaries owns ten percent or more of the outstanding capital stock of Grupo Modelo. Mr. Fernandez is the designee of the Controlling Shareholders for this purpose.

    August A. Busch, Jr., a former director of the Company, was, until his death in September 1989, the owner of Grant's Farm, a tract of approximately 225 acres located in St. Louis County, Missouri, most of which has been leased and used by the Company for many years. Upon his death the property passed to the trustees of a real estate trust created by his will (the "Trustees") for the benefit of certain children of Mr. Busch, Jr., not including August A. Busch III. The area includes an animal reservation and numerous other attractions and facilities. The Company uses Grant's Farm extensively for entertaining and conducting public tours and for other purposes associated with its advertising and public relations program. It is one of the most popular tourist attractions in the St. Louis area. The leased premises include all of the tract (except for approximately 23 acres that have been reserved for the residents' personal use) plus an adjacent tract of approximately 7 acres upon which are situated a parking lot and a stallion barn. Also, various paintings, trophies, horsedrawn vehicles, and other personal property that belonged to Mr. Busch, Jr. are displayed during public tours of the premises.

    The current lease (the "Lease") became effective January 1, 1982. The Lease may be terminated by the Company by giving notice at any time prior to October 31 of any year, to be effective in the following year at the end of the month during which the tour season ends. The Trustees may terminate the Lease by giving notice at any time prior to October 31 of any year, to be effective at the end of the month during which the tour season ends in the second year following the year in which notice is given. If the Trustees terminate the Lease, they must reimburse the Company for the unamortized value of all capital leasehold improvements made by the Company.

    Under the Lease, the Trustees will receive a fixed annual rental of $201,890 throughout the term of the Lease. They will also share in that portion of income from the Company's concession operations which exceeds the approximate income generated from such operations when they were operated by Mr. Busch, Jr. The Lease provides that the Trustees have the responsibility for the maintenance and care of the leased premises and the animals and personal property situated thereon, and the Company is obligated to reimburse them for their expenses in carrying out that responsibility. During the term of the Lease, the Company has the right of first refusal to purchase the leased premises and also to purchase the 23-acre tract referred to above. The Company also has the right, under certain circumstances, to purchase the personal property covered by the Lease and certain personal property located in Mr. Busch, Jr.'s former residence. For the year 1998, the Trustees received, in the aggregate, from the Company under the Lease: (1) basic rent of $201,890,
(2) $392,007 as their share of the Company's income from concession operations, and (3) $1,366,075 as reimbursement for the actual expenses, as audited by the Company's internal audit department, for the maintenance and care of the leased premises, the animals, and the personal property situated thereon.

    For many years, Mr. Busch, Jr. provided board and care for the Anheuser-Busch, Incorporated ("ABI") Clydesdale horses on property other than Grant's Farm. The existing Clydesdale Lease Agreement between Mr. Busch, Jr. and ABI first became effective on January 1, 1973. Certain heirs of Mr. Busch, Jr. (not including August A. Busch III) succeeded to the interests of Mr. Busch, Jr. under the lease, which was amended as of August 31, 1990. For the year 1998, ABI paid or will pay under this lease $30,175 as annual rental and $231,583 as reimbursement for the actual expenses, as audited by the Company's internal audit department, incurred to care for the Clydesdale horses and the leased property.

    ABI has agreements with Double Eagle Distributing, Inc. ("Double Eagle"), Southern Eagle Distributing, Inc. ("Southern Eagle"), Tri-Eagle Sales, and City Beverage, L.L.C. for the distribution of malt beverage products in Deerfield Beach, Florida, and Fort Pierce and Ocala, Florida, Tallahassee, Florida, and Kent, Washington, respectively. Double Eagle, which is owned by James B. Orthwein, Jr. and Percy J. Orthwein II, who are sons of James B. Orthwein, purchased $38,047,425 of products from ABI during 1998. Percy Orthwein is Chairman of the Board and James B. Orthwein, Jr. is President and General Manager of Double Eagle. Peter William Busch, a half brother of Mr. Busch III, is the President and majority owner of Southern Eagle. Southern Eagle purchased $24,443,324 of products from ABI during 1998. Tri-Eagle Sales is owned by Tripp and Susan Busch Transou, the son-in-law and daughter of Mr. Busch III. Tri-Eagle Sales purchased $21,080,666 of products from ABI during 1998. Steven Knight, the son of Charles F. Knight, is the majority owner of City Beverage, L.L.C., which purchased $14,839,439 of products from ABI during 1998. These distribution agreements are ABI's standard distribution agreements.

    In 1998, ABI entered into an agreement with McDonald Beverage, Inc., its wholesaler for Lawrence and Leavenworth, Kansas, giving ABI the right to select the purchaser of this wholesaler and determine the price of such a purchase. ABI subsequently selected as purchaser Classic Eagle Distributing, L.L.C. For this selection, Classic Eagle Distributing, L.L.C. paid to ABI a designation fee of $479,000. In December, 1998, Classic Eagle Distributing, L.L.C. completed the transaction by paying to the shareholders of McDonald Beverage, Inc. a purchase price determined by ABI. ABI determined a price for this purchase consistent with its appraised prices for other ABI wholesalers of similar size and operating conditions. Stephen K. Lambright, Jr., the son of Stephen K. Lambright, an executive officer of the Company, is an executive of Classic Eagle. He and another individual have the right to acquire in the future a controlling interest in Classic Eagle Distributing, L.L.C. The transaction was reviewed and approved in advance by the Conflict of Interest Committee of the Board of Directors. Classic Eagle Distributing, L.L.C. purchased $89,710 of products from ABI for the nine-day period in 1998 during which it owned the wholesaler, and its distribution agreement with ABI is ABI's standard distribution agreement.

    Douglas A. Warner III, a director of the Company, is an executive officer of
J. P. Morgan & Co., Incorporated ("Morgan"). Morgan and its subsidiaries have provided investment banking and related financial services to the Company during 1998 and are expected to provide similar services to the Company during 1999.

    In November 1998, Ginnaire Rental, Inc. ("Ginnaire"), a corporation wholly owned by Mr. Busch III, contracted to occasionally lease aircraft to the Company for business use. For 1998, the Company paid $48,180 to Ginnaire pursuant to the lease agreement. The leasing fee is an hourly rate intended to reimburse Ginnaire for the pro rata share of maintenance costs, engine reserves and aircraft insurance, plus excise and use taxes attributed to the Company's actual use of the aircraft, without mark-up. The lease agreement was reviewed and approved by the Conflict of Interest Committee of the Board of Directors. Prior to the lease agreement, the Company occasionally used the personal aircraft of Mr. Busch III for Company business. For 1998, the Company reimbursed Mr. Busch $129,864 based on the manufacturer's published hourly rate for fuel, oil, maintenance and other miscellaneous costs for operating the aircraft.

    In the opinion of the Company's management Business Practices Committee and the Board's Conflict of Interest Committee, the terms and conditions of the foregoing transactions are at least as favorable to the

Company and its subsidiaries as those which would be available from unrelated parties for comparable transactions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of common stock of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

    Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the preceding year all filing requirements applicable to executive officers and directors have been complied with.

                                 OTHER MATTERS

    The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage, and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. In addition, to assist in the solicitation of proxies from brokers, bank nominees, and other institutional holders and from other shareholders, the Company has engaged D. F. King & Co., Inc. for a fee not to exceed $10,500 plus out-of-pocket expenses. Solicitation also may be made by the Company's officers, directors, or employees, personally or by telephone.

St. Louis, Missouri
March 12, 1999

                                        APPENDIX

    Page 21 of the printed proxy contains a performance graph. The information contained in the graph is depicted in the table that immediately follows the graph.

PROXY

                         Anheuser-Busch Companies, Inc.

            This Proxy Solicited on Behalf of The Board of Directors
                     for the Annual Meeting of Shareholders

      The person(s) signing this proxy form hereby appoints August A. Busch III, John E. Jacob, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at Sea World of Florida, 7007 Sea World Drive, Orlando, Florida 32821, on April 28, 1999, at 10:00 A.M. local time and at any adjournments thereof.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE SHAREHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1, FOR ITEMS 2 AND 3, AND AGAINST ITEMS 4 THROUGH 9. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

            (Be sure to sign and date the reverse side of this form)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------
FOLD AND DETACH HERE                                        FOLD AND DETACH HERE

                                ADMISSION TICKET

                        [LOGO] ANHEUSER-BUSCH COMPANIES

                         Annual Meeting of Shareholders
            April 28, 1999, 10:00 A.M. (local time) at Ports of Call
                 at Sea World of Florida, 7007 Sea World Drive,
                             Orlando, Florida 32821

                         ANHEUSER-BUSCH COMPANIES, INC.     Please mark [X]
                                                          your votes as
                                                           indicated in
                                                           this example

--------------------------------------------------------------------------------
       The Board of Directors recommends a vote "FOR" Items 1 through 3.
--------------------------------------------------------------------------------

1 - ELECTION OF DIRECTORS

         FOR all nominees listed               WITHHOLD AUTHORITY
       below (except as marked to        to vote for all nominees listed
           the contrary below)                        below

                 [ ]                                   [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

        01 John E. Jacob                      02 Charles F. Knight
        03 James B. Orthwein                  04 Joyce M. Roche

2 - AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

3 - APPROVAL OF INDEPENDENT ACCOUNTANTS

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

--------------------------------------------------------------------------------
     The Board of Directors recommends a vote "AGAINST" Items 4 through 9.
--------------------------------------------------------------------------------

4 - SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PERIOD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

5 - SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PRICE

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

6 - SHAREHOLDER PROPOSAL CONCERNING SHAREHOLDER RIGHTS PLAN

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

7 - SHAREHOLDER PROPOSAL CONCERNING BOARD COMPOSITION

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

8 - SHAREHOLDER PROPOSAL CONCERNING CLASSIFIED BOARD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

9 - SHAREHOLDER PROPOSAL CONCERNING CHAIRMAN OF THE BOARD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

--------------------------------------------------------------------------------

I plan to attend the meeting      YES [ ]                NO [ ]






PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature                       Signature                 Dated:       , 1999
         -----------------------         -----------------      -------

SIGNATURE OF  SHAREHOLDER(S)     (Sign exactly as your name appears above;  in
the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     -------------------------------------
                       YOU CAN VOTE IN ONE OF THREE WAYS:
                     -------------------------------------

           1. Call toll-free 1-800-840-1208 on a touch tone telephone
                          24 hours a day-7days a week.

                    There is NO CHARGE to you for this call.

                                       or

    2. Vote by Internet at our Internet Address: http://www.eproxy.com/bud/

                                       or

               3. Mark, sign and date your proxy card and return
                       promptly in the enclosed envelope.

--------------------------------------------------------------------------------
 IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE FOLLOW THE DIRECTIONS ON
                     THE YELLOW INSTRUCTION SHEET ENCLOSED
--------------------------------------------------------------------------------

HAVE YOUR PROXY CARD IN HAND

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

                              Thank you for voting

--------------------------------------------------------------------------------

Each shareholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

PLEASE ADMIT:                   ADMISSION TICKET           NON-TRANSFERABLE

                                                             --------------
                                                             CONTROL NUMBER

                                                             --------------

                        [LOGO] ANHEUSER-BUSCH COMPANIES

                              Two new ways to vote

                             =====================
                               Vote by Telephone
                             =====================

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                            Using a touch-tone phone
                              call 1-800-840-1208

                        Just follow these 4 easy steps:

1.    Read the accompanying Proxy Statement.

2.    Call the toll-free number, 1-800-840-1208

3. Enter your 11 digit Control Number located in the lower right corner on your proxy card.

4.    Follow the recorded instructions.

                            Your vote is important!

                              ====================
                                Vote by Internet
                              ====================

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                           http://www.eproxy.com/bud/

                        Just follow these 4 easy steps:

1.    Read the accompanying Proxy Statement.

2.    Go to website http://www.eproxy.com/bud/

3. Enter your 11 digit Control Number located in the lower right corner on your proxy card.

4.    Follow the recorded instructions.

                            Your vote is important!

      Do not return Proxy Card if you are voting by telephone or Internet

VOTING INSTRUCTION CARD

                         Anheuser-Busch Companies, Inc.

   These Voting Instructions Are Solicited on Behalf of The Board of Directors
                     for the Annual Meeting of Shareholders

      The undersigned hereby directs the Trustee of the Deferred Income Stock Purchase and Savings Plans to authorize the proxies (a) to vote as indicated on the reverse side of this form and (b) to vote, in their discretion, upon such other business as may properly come before the meeting hereafter described, in each case with respect to all of the shares of stock for which the undersigned is entitled to direct the voting under these plans. Such votes are to be cast at the Annual Meeting of Shareholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at Sea World of Florida, 7007 Sea World Drive, Orlando, Florida 32821, on April 28, 1999 at 10:00 a.m., local time, and at any adjournments thereof.

      WHEN PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER INDICATED BY THE PLAN PARTICIPANT, AND IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1, FOR ITEMS 2 AND 3, AND AGAINST ITEMS 4 THROUGH 9.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     -------------------------------------
                       YOU CAN VOTE IN ONE OF THREE WAYS:
                     -------------------------------------

           1. Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week by not later than April 23, 1999.

                    There is NO CHARGE to you for this call.

                                       or

    2. Vote by Internet at our Internet Address: http://www.eproxy.com/bud/
                        by not later than April 23, 1999.

                                       or

     3. Mark, sign and date your voting instruction card and return promptly in the enclosed envelope.

   ChaseMellon Shareholder Services, L.L.C. must receive your executed voting instruction card not later than April 23, 1999.

--------------------------------------------------------------------------------
 IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE FOLLOW THE DIRECTIONS ON
                     THE YELLOW INSTRUCTION SHEET ENCLOSED
--------------------------------------------------------------------------------

HAVE YOUR VOTING INSTRUCTION CARD IN HAND

  You will be asked to enter a Control Number, which is located in the box in the lower right hand corner on the reverse side of this form.

                              Thank you for voting

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                ADMISSION TICKET

                        [LOGO] ANHEUSER-BUSCH COMPANIES

                         Annual Meeting of Shareholders
    April 28, 1999, 10:00 A.M. (local time) at Ports of Call at Sea World of
             Florida, 7007 Sea World Drive, Orlando, Florida 32821

                         ANHEUSER-BUSCH COMPANIES, INC.       Please mark [X]
                                                            your votes as
                                                             indicated in
                                                             this example

--------------------------------------------------------------------------------
       The Board of Directors recommends a vote "FOR" Items 1 through 3.
--------------------------------------------------------------------------------

1 - ELECTION OF DIRECTORS

         FOR all nominees listed               WITHHOLD AUTHORITY
       below (except as marked to        to vote for all nominees listed
           the contrary below)                        below

                 [ ]                                   [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

        01 John E. Jacob                      02 Charles F. Knight
        03 James B. Orthwein                  04 Joyce M. Roche

2 - AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

3 - APPROVAL OF INDEPENDENT ACCOUNTANTS

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

--------------------------------------------------------------------------------
     The Board of Directors recommends a vote "AGAINST" Items 4 through 9.
--------------------------------------------------------------------------------

4 - SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PERIOD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

5 - SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PRICE

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

6 - SHAREHOLDER PROPOSAL CONCERNING SHAREHOLDER RIGHTS PLAN

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

7 - SHAREHOLDER PROPOSAL CONCERNING BOARD COMPOSITION

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

8 - SHAREHOLDER PROPOSAL CONCERNING CLASSIFIED BOARD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

9 - SHAREHOLDER PROPOSAL CONCERNING CHAIRMAN OF THE BOARD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

--------------------------------------------------------------------------------

I plan to attend the meeting      YES [ ]                NO [ ]






PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature                                                 Dated:         , 1999
         -------------------------------------------------      ---------
SIGNATURE OF PLAN PARTICIPANT (Sign exactly as your name appears above.)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                        [LOGO] ANHEUSER-BUSCH COMPANIES

--------------------------------------------------------------------------------

                 To Participants in the Anheuser-Busch Deferred
                    Income Stock Purchase and Savings Plans

      Enclosed with this voting instruction form are the notice and proxy statement for the Annual Meeting of Shareholders of Anheuser-Busch Companies, Inc. which will be held on April 28, 1999. The number of shares shown on this voting instruction form represents the number of shares with respect to which you are entitled to direct the voting because of your account under one or more of these plans. In order for these shares to be voted by the trustee of the
plan(s)  in  accordance  with  your   confidential instructions,   ChaseMellon
Shareholder Services, L.L.C. must receive your voting instructions by not later than April 23, 1999. If your voting instructions are not received by April 23, 1999, shares as to which you are entitled to direct voting will be voted by the plan trustee as described in the following paragraph.

      Your interest in a plan which is invested in the Company stock fund is measured in terms of share equivalents. Your share equivalents closely approximate the number of shares as to which you are entitled to direct the voting. If you do not provide voting instructions the plan trustee will vote shares you are entitled to vote.

      If you plan to attend the Annual Meeting, please mark the appropriate box on this voting instruction form. Present the ticket below to the Anheuser-Busch representative at the entrance to the meeting. Keep in mind that you will not be able to vote any plan shares at the meeting; only the plan trustee can vote these shares as described above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Each shareholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

PLEASE ADMIT:                   ADMISSION TICKET          NON-TRANSFERABLE

                                                            --------------
                                                            CONTROL NUMBER

                                                            --------------

                        [LOGO] ANHEUSER-BUSCH COMPANIES

                              Two new ways to vote

                             =====================
                               Vote by Telephone
                             =====================

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                            Using a touch-tone phone
                              call 1-800-840-1208

                        Just follow these 4 easy steps:

1.    Read the accompanying Proxy Statement.

2.    Call the toll-free number, 1-800-840-1208

3. Enter your 11 digit Control Number located in the lower right corner on your proxy card.

4.    Follow the recorded instructions.

                            Your vote is important!

                              ====================
                                Vote by Internet
                              ====================

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                           http://www.eproxy.com/bud/

                        Just follow these 4 easy steps:

1.    Read the accompanying Proxy Statement.

2.    Go to website http://www.eproxy.com/bud/

3. Enter your 11 digit Control Number located in the lower right corner on your proxy card.

4.    Follow the recorded instructions.

                            Your vote is important!

      Do not return Proxy Card if you are voting by telephone or Internet

[LOGO] ANHEUSER-BUSCH COMPANIES

                                                                  April 9, 1999

Dear Shareholder(s):

      The time is approaching for the Annual Meeting of the Shareholders of Anheuser-Busch Companies, Inc. on April 28, 1999, and our vote tabulator has not received your Proxy.

      It is important that your shares be represented at the meeting. Please vote in one of the three ways as described on the attached duplicate Proxy as soon as possible.

                                                    Sincerely,


                                                    JoBeth G. Brown
                                                    Vice President and Secretary

PROXY

                         Anheuser-Busch Companies, Inc.

            This Proxy Solicited on Behalf of The Board of Directors
                     for the Annual Meeting of Shareholders

      The person(s) signing this proxy form hereby appoints August A. Busch III, John E. Jacob, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at Sea World of Florida, 7007 Sea World Drive, Orlando, Florida 32821, on April 28, 1999, at 10:00 A.M. local time and at any adjournments thereof.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE SHAREHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1, FOR ITEMS 2 AND 3, AND AGAINST ITEMS 4 THROUGH 9. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


            (Be sure to sign and date the reverse side of this form)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


--------------------------------------------------------------------------------
FOLD AND DETACH HERE                                        FOLD AND DETACH HERE

                                ADMISSION TICKET

                        [LOGO] ANHEUSER-BUSCH COMPANIES

                         Annual Meeting of Shareholders
            April 28, 1999, 10:00 A.M. (local time) at Ports of Call
                 at Sea World of Florida, 7007 Sea World Drive,
                             Orlando, Florida 32821

                         ANHEUSER-BUSCH COMPANIES, INC.       Please mark [X]
                                                            your votes as
                                                             indicated in
                                                             this example

--------------------------------------------------------------------------------
       The Board of Directors recommends a vote "FOR" Items 1 through 3.
--------------------------------------------------------------------------------

1 - ELECTION OF DIRECTORS

         FOR all nominees listed               WITHHOLD AUTHORITY
       below (except as marked to        to vote for all nominees listed
           the contrary below)                        below

                 [ ]                                   [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

        01 John E. Jacob                      02 Charles F. Knight
        03 James B. Orthwein                  04 Joyce M. Roche

2 - AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

3 - APPROVAL OF INDEPENDENT ACCOUNTANTS

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

--------------------------------------------------------------------------------
     The Board of Directors recommends a vote "AGAINST" Items 4 through 9.
--------------------------------------------------------------------------------

4 - SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PERIOD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

5 - SHAREHOLDER PROPOSAL CONCERNING OPTION EXERCISE PRICE

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

6 - SHAREHOLDER PROPOSAL CONCERNING SHAREHOLDER RIGHTS PLAN

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

7 - SHAREHOLDER PROPOSAL CONCERNING BOARD COMPOSITION

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

8 - SHAREHOLDER PROPOSAL CONCERNING CLASSIFIED BOARD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

9 - SHAREHOLDER PROPOSAL CONCERNING CHAIRMAN OF THE BOARD

                FOR                 AGAINST               ABSTAIN
                [ ]                   [ ]                   [ ]

--------------------------------------------------------------------------------

I plan to attend the meeting      YES [ ]                NO [ ]






PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature                      Signature                  Dated:         , 1999
         ----------------------          -----------------      ---------
SIGNATURE OF  SHAREHOLDER(S)     (Sign  exactly as your name appears  above;  in
the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     -------------------------------------
                       YOU CAN VOTE IN ONE OF THREE WAYS:
                     -------------------------------------

           1. Call toll-free 1-800-840-1208 on a touch tone telephone
                          24 hours a day-7days a week.

                    There is NO CHARGE to you for this call.

                                       or

    2. Vote by Internet at our Internet Address: http://www.eproxy.com/bud/

                                       or

               3. Mark, sign and date your proxy card and return
                       promptly in the enclosed envelope.

--------------------------------------------------------------------------------
 IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE FOLLOW THE DIRECTIONS ON
                     THE YELLOW INSTRUCTION SHEET ENCLOSED
--------------------------------------------------------------------------------

HAVE YOUR PROXY CARD IN HAND

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

                              Thank you for voting

--------------------------------------------------------------------------------

Each shareholder may be asked to present valid picture identification, such as driver's license or employee identification badge, in addition to this admission ticket.

PLEASE ADMIT:                   ADMISSION TICKET          NON-TRANSFERABLE

                                                            --------------
                                                            CONTROL NUMBER

                                                            --------------

                        [LOGO] ANHEUSER-BUSCH COMPANIES

                              Two new ways to vote

                             =====================
                               Vote by Telephone
                             =====================

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                            Using a touch-tone phone
                              call 1-800-840-1208

                        Just follow these 4 easy steps:

1.    Read the accompanying Proxy Statement.

2.    Call the toll-free number, 1-800-840-1208

3. Enter your 11 digit Control Number located in the lower right corner on your proxy card.

4.    Follow the recorded instructions.

                            Your vote is important!

                              ====================
                                Vote by Internet
                              ====================

              It's fast, convenient, and your vote is immediately
                             confirmed and posted.

                           http://www.eproxy.com/bud/

                        Just follow these 4 easy steps:

1.    Read the accompanying Proxy Statement.

2.    Go to website http://www.eproxy.com/bud/

3. Enter your 11 digit Control Number located in the lower right corner on your proxy card.

4.    Follow the recorded instructions.

                            Your vote is important!

      Do not return Proxy Card if you are voting by telephone or Internet